EXECUTION VERSION
Exhibit 10.9

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of December 11, 2015 (this “Agreement”) is entered into among Green Dot Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, have entered into that certain Credit Agreement dated as of October 23, 2014 (as amended by that First Amendment to Credit Agreement and Consent dated as of February 12, 2015, and as further amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments.

(a)    Clause (f) of the definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(f) the aggregate amount of cash Restricted Payments made by the Borrower during such period pursuant to Section 8.06(g) (other than the Second Amendment Share Repurchases), all as determined in accordance with GAAP.

(b)    The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment Share Repurchases” means repurchases by the Borrower of its Equity Interests occurring after December 1, 2015 but on or prior to January 31, 2016, in an aggregate amount for all such Restricted Payments not to exceed $10,000,000.

2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders, and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

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(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GREEN DOT CORPORATION,
a Delaware corporation
By:    /s/ John C. Ricci
Name:    John C. Ricci
Title:    Secretary and General Counsel

GUARANTORS:	SBBT HOLDINGS, LLC,
a Delaware limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ John C. Ricci
Name:    John C. Ricci
Title:    Secretary and General Counsel
INSIGHT CARD SERVICES, LLC,
an Alabama limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ John C. Ricci
Name:    John C. Ricci
Title:    Secretary and General Counsel
SANTA BARBARA TAX PRODUCTS GROUP, LLC,
a Delaware limited liability company

By:	SBBT Holdings, LLC, a Delaware limited liability company, its sole member

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:    /s/ John C. Ricci
Name:    John C. Ricci

Title:	Secretary and General Counsel

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

SD Financial Services, LLC fka
TPG FINANCIAL SERVICES, LLC,
a Delaware limited liability company

By:	SBBT Holdings, LLC, a Delaware limited liability company, its sole member

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ John C. Ricci
Name:    John C. Ricci

Title:	Secretary and General Counsel
ACHIEVE FINANCIAL SERVICES, LLC,
a Delaware limited liability company
By: Green Dot Corporation, a Delaware Corporation,
its sole member
By:    /s/ John c. Ricci
Name:    John C. Ricci
Title:    Secretary and General Counsel
ACCOUNTNOW, INC.,
a Delaware corporation
By:    /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title:    Secretary
ACCOUNTNOW SERVICES, INC.,
a Delaware corporation
By:    /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title:    Secretary
READY FINANCIAL GROUP, INC.,
an Idaho corporation
By:    /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title:    Secretary
NATIONAL CONSUMER CREDIT CORPORATION,
a Delaware corporation
By:    /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title:    Secretary

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

READYNOW MOBILE, INC.,
a Delaware corporation
By:    /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title:    Secretary
NFSE LLC,
a Delaware limited liability company

By:	AccountNow, Inc., its Sole Member
By:    /s/ Edward A. Giedgowd
Name:    Edward A. Giedgowd
Title:    Secretary
NFINANSE PAYMENTS INC.,
a Nevada corporation
By:    /s/ David J. Petrini
Name:    David J. Petrini
Title:    CFO and Secretary
NEXT ESTATE COMMUNICATIONS, INC.,
a Delaware corporation
By:    /s/ Steven Streit
Name:    Steven Streit
Title:    CEO and President

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Tasneem A. Ebrahim
Name: Tasneem A. Ebrahim
Title: Senior Vice President

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Eugene Dreytser
Name: Eugene Dreytser
Title: Assistant Vice President

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK,
as a Lender
By:    /s/ Raj Morey
Name: Raj Morey
Title: Director

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender
By:    /s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

FIRST BANK,
as a Lender
By:    /s/ Richard A. Sutton
Name:
Title:

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT

MANUFACTURERS BANK,
as a Lender
By:    /s/ Sandy Lee
Name: Sandy Lee
Title: Vice President

GREEN DOT CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT